Earnings per Share	9 Months Ended
Sep. 30, 2021
Earnings per Share
Note 9. Earnings per Share

Note 9. Earnings per Share

Basic earnings per share is based on the weighted average number of common shares outstanding during the periods presented. Diluted earnings per share is based on the weighted average number of common shares outstanding, as well as dilutive potential common shares which, in the Company’s case, comprise shares issuable under convertible notes payable and stock options. The treasury stock method is used to calculate dilutive shares, which reduces the gross number of dilutive shares by the number of shares purchasable from the proceeds of the options and warrants assumed to be exercised. In a loss period, the calculation for basic and diluted earnings per share is considered to be the same, as the impact of potential common shares is anti-dilutive.

The following table sets forth the computation of basic and diluted net loss per share for the three and nine months ended:

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2021	2020	2021	2020
Numerator for basic and diluted net loss per share:
Net loss	$(269,806)	$(108,848)	$(838,536)	$(187,735)
Basic and diluted net loss per share	$(.01)	$.00	$(.03)	$.01

Weighted average common shares outstanding
Basic and diluted shares	29,978,872	29,061,883	29,421,641	29,061,883

Anti-dilutive shares excluded from net loss per share calculation	21,185,207	22,180,976	21,185,207	22,180,976

Certain common shares issuable under stock options and convertible notes payable have been omitted from the diluted net loss per share calculation because their inclusion is considered anti-dilutive because the exercise prices were greater than the average market price of the common shares or their inclusion would have been anti-dilutive.